Redeemable Non-Controlling Interests	12 Months Ended
Mar. 31, 2024
Redeemable Non-Controlling Interests [Abstract]
Redeemable non-controlling interests
20.	Redeemable non-controlling interests

Yoken Holding Limited (“Yoken”), a wholly owned subsidiary of the Company issued 120,000 redeemable preferred shares amounting to RMB6 million to a third-party investor in October, 2020. The preferred shares are redeemable at the holder’s option if Yoken fails to complete a qualified IPO in a pre-agreed period of time since its issuance with a redemption price measured by 10% interest per year. The preferred shares are therefore accounted for as redeemable non-controlling interests in mezzanine equity and are accreted to the redemption value over the period starting from the issuance date. The contract terms are the same as the Preferred Shares of the Company.

For the years ended March 31 2022, 2023 and 2024, the Company recognized accretion of RMB0.6 million, RMB0.7 million and RMB0.8 million, respectively, to the respective redemption value of the redeemable non-controlling interest over the period starting from issuance date with a corresponding increase to the accumulated deficit. As of March 31, 2023 and 2024, the redeemable non-controlling interests was RMB7.2 million and RMB8.0 million, respectively.

The following tables provides details of the redeemable non-controlling interests activity for the years ended March 31, 2022, 2023 and 2024:

	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2024
	RMB	RMB	RMB

Beginning balance	5,947	6,522	7,197
Accretion of redeemable non-controlling interests	575	675	766
Ending balance	6,522	7,197	7,963